UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2013 (September 15, 2013)

TIMIOS NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23279	52-2050585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Fairfax Drive, Suite 1200
Arlington, VA 22203
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 528-7073

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Timios National Corporation, a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K/A (Amendment No. 1) as an amendment to the Current Report on Form 8-K filed by the Company on September 18, 2013 (the “Initial Form 8-K”), which disclosed the acquisition by the Company’s wholly-owned subsidiary, Timios, Inc. (“Timios”), of the assets of Adobe Title, LLC, a Texas limited liability company (“Adobe”).  The information previously disclosed and reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A (Amendment No. 1). This Current Report on Form 8-K/A (Amendment No. 1) amends Item 9.01 of the Initial Form 8-K to file the financial information required by items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)         Financial statements of businesses acquired.

The audited financial statements of Adobe Title, LLC as of and for the years ended December 31, 2012 and 2011 and the report of Coulter & Justus, P.C., independent registered public accounting firm, thereon, are filed as Exhibit 99.1 to this Amendment No. 1.  The unaudited pro forma condensed combined consolidated financial statements of the Company, reflecting the acquisition of Adobe Title, LLC, as if it had occurred on January 1, 2012 for the income statement and June 30, 2013 for the balance sheet, are filed as Exhibit 99.2 to this Amendment No. 1.

(b)         Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and the unaudited pro forma condensed consolidated income statement for the year ended December 31, 2012 and the six-months ended June 30, 2013 of the Company, reflecting the acquisition of certain assets of Adobe are filed herewith as Exhibit 99.2. Such unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the operating results or financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company and Adobe.

(d)                            Exhibits.

Exhibit
Number	Description

99.1	Audited financial statements of Adobe Title, LLC as of and for the years ended December 31, 2012 and 2011.

99.2

The unaudited pro forma condensed combined consolidated financial statements of Timios National Corporation, reflecting the acquisition of Adobe Title, LLC, as if it had occurred on December 31, 2012 and June 30, 2013 for the income statement and June 30, 2013 for the balance sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIMIOS NATIONAL CORPORATION

	By:	/s/ Michael T. Brigante
	Name:	Michael T. Brigante
	Title:	Chief Financial Officer

Date: November 27, 2013